UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip Code)

(519) 434-1540
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

On June 27, 2014, Tribute Pharmaceuticals Canada Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report its entry into an underwriting agreement (the “Underwriting Agreement”) with Dundee Securities Ltd. and Mackie Research Capital Corporation (the “Underwriters”) on June 25, 2014 in connection with an underwritten public offering in Canada with a concurrent private placement in the United States (the “Offering”) of units of the Company (the “Units”), with each Unit consisting of one common share (a “Unit Share”) and one-half of one common share purchase warrant (each whole common share purchase warrant, a “Warrant”).

This Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”) is being filed to amend the Original Form 8-K to report the closing of the Offering on July 15, 2014.

 Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 27, 2014, the Company filed the Original Form 8-K with the Commission to report its entry into the Underwriting Agreement with the Underwriters in connection with the Offering of 37,300,000 Units, with each Unit consisting of one and one-half of one Warrant at a price per Unit of CDN$0.70 (the “Offering Price”) for aggregate gross proceeds of CDN$26,110,000. Each whole Warrant entitles the holder thereof to acquire one common share of the Company (a “Warrant Share”) at a price per share of CDN$0.90 for a period of 24 months following the issuance thereof. Subject to the terms and conditions of the Underwriting Agreement, the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, an aggregate of 37,300,000 Units. Pursuant to the Underwriting Agreement, the Underwriters were also granted the option to purchase up to an additional 15% of the Units (the “Over-Allotment Option”), exercisable in whole or in part at any time up to 30 days following the closing of the Offering to cover over-allotments, if any. The Offering of Units, including the full exercise of the Over-Allotment Option by the Underwriters, closed on July 15, 2014.

In connection with the Offering, the Underwriters received a cash commission equal to 7.5% of the gross proceeds raised under the Offering (CDN$2,251,987.50 with the exercise in full of the Over-Allotment Option) and that number of non-transferable broker warrants equal to 7.5% of the number of Units sold (3,217,125 broker warrants with the exercise in full of the Over-Allotment Option).  Each broker warrant is exercisable into one Unit of the Company for a period of 24 months from the closing of the Offering at a price equal to the Offering Price.

The net proceeds from the Offering are CDN$27,449,512.50 (with the exercise in full of the Over-Allotment Option), after deducting the Underwriters’ commission of CDN$2,251,987.50 and estimated offering expenses of CDN$325,000. The net proceeds of the Offering will be used to source, negotiate and enter into future acquisitions and licenses of health care products and/or companies in the health care industry that are complementary to and/or consistent with the Company’s current product portfolio and may include repayment or partial repayment of debt and general corporate purposes.

The Units, the Unit Shares, the Warrants and the Warrant Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and the Units, the Offered Shares and the Warrants may not be offered, sold or delivered, directly or indirectly, to, or for the account or benefit of, persons in the “United States” or “U.S. persons” (as such terms are defined in Regulation S under the U.S. Securities Act), except in transactions exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the terms of the Underwriting Agreement, the Company agreed not to issue or dispose of any securities of the Company for 90 days after July 15, 2014 without first obtaining the written consent of the Underwriters, subject to certain exceptions, extensions and terms as set forth in the Underwriting Agreement. In addition, pursuant to the terms of the Underwriting Agreement, the Company caused each of its directors and officers to enter into a lock-up agreement pursuant to which each such person agreed not to sell or transfer any securities of the Company held by them for 90 days after July 15, 2014 without first obtaining the written consent of the Underwriters, subject to certain exceptions, extensions and terms as set forth in the Underwriting Agreement. [TS Note: Tribute to confirm that all Lock-Up Agreements were entered into under these terms.]

A copy of the Underwriting Agreement was filed as Exhibit 1.1 to the Original Form 8-K and is incorporated herein by reference, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such Exhibit.

Warrant Indenture

In connection with the closing of the Offering, the Company entered into a warrant indenture governing the terms of the Warrants (the “Warrant Indenture”) with Equity Financial Trust Company, as warrant agent for the Warrants (the “Warrant Agent”). The Company appointed the principal transfer offices of the Warrant Agent in Toronto, Ontario as the location at which Warrants may be surrendered for exercise or transfer.

Each Warrant entitles the holder to purchase one Warrant Share at a price of CDN$0.90. The exercise price and the number of Warrant Shares issuable upon exercise are both subject to adjustment in certain circumstances as more fully described below. Warrants are exercisable at any time prior to 4:00 p.m. (Toronto time) on the date that is 24 months after the closing of the Offering (“Warrant Expiry Time”). Warrants not exercised prior to the Warrant Expiry Time will be void and of no value. The exercise price for the Warrants is payable in Canadian dollars.

The Warrant Indenture provides for adjustment in the number of Warrant Shares issuable upon the exercise of the Warrants and/or the exercise price per Warrant Share upon the occurrence of certain events, including:

(i)
the issuance of common shares or securities exchangeable for or convertible into common shares to holders of all or substantially all of the Company’s common shares by way of stock dividend or other distribution (other than a “dividend paid in the ordinary course”, as defined in the Warrant Indenture, or a distribution of common shares upon the exercise of the Warrants or pursuant to the exercise of director, officer or employee stock options granted under the Company’s stock option plan);

(ii)	the subdivision, redivision or change of the common shares into a greater number of common shares;

(iii)	the reduction, combination or consolidation of the common shares into a lesser number of common shares;

(iv)
the fixation of a record date for the issue of rights, options or warrants to all or substantially all of the holders of the common shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issuance, to subscribe for or purchase common shares, or securities exchangeable for or convertible into common shares, at a price per share to the holder (having an exchange or conversion price per share) of less than 95% of the “current market price”, as defined in the Warrant Indenture, for the common shares on such record date; and

(v)
the issuance or distribution to all or substantially all of the common share holders of securities of the Company including shares, rights, options or warrants to acquire shares of any class or securities exchangeable or convertible into any such shares or cash, property or assets and including evidences of indebtedness, or any cash, property or other assets.

The Warrant Indenture also provides for adjustment in the class and/or number of securities issuable upon the exercise of the Warrants and/or exercise price per security in the event of the following additional events: (1) reclassifications of the common shares; (2) consolidations, amalgamations, plans of arrangement or mergers of the Company with or into another entity (other than consolidations, amalgamations, plans of arrangement or mergers which do not result in any reclassification of the common shares or a change of the common shares into other shares); or (3) the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity.

No adjustment in the exercise price or the number of Warrant Shares purchasable upon the exercise of the Warrants are required to be made unless the cumulative effect of such adjustment or adjustments would change the exercise price by at least 1% or the number of Warrant Shares purchasable upon exercise by at least one one-hundredth of a Warrant Share. Further, no adjustment will be made for common shares issued: (1) upon exercise of the Warrants; (2) pursuant to any dividend reinvestment or similar plan adopted by the Company; (3) pursuant to stock option or purchase plans; (3) as payment of interest on outstanding notes; (4) in connection with strategic license agreements or other partnering arrangements; or (5) in connection with a strategic merger or purchase of substantially all of the securities or assets of a corporation or other entity.

The Company also covenants in the Warrant Indenture that, during the period in which the Warrants are exercisable, it will give notice to holders of Warrants of certain stated events, including events that would result in an adjustment to the exercise price for the Warrants or the number of Warrant Shares issuable upon exercise of the Warrants, at least 10 days prior to the record date or effective date, as the case may be, of such event.

No Warrant certificate evidencing any fraction of a Warrant will be issued or otherwise provided for, and no person who purchases or holds a fraction of a Warrant shall be entitled to any cash or other consideration in lieu of any interest in or claim to any fraction of a Warrant. If a Warrant holder is entitled to a fraction of a Warrant the number of Warrants issued to that Warrant holder shall be rounded down to the nearest whole Warrant. Holders of Warrants do not have any voting rights or any other rights which a holder of common shares would have.

From time to time, the Company (when properly authorized) and the Warrant Agent, subject to the provisions of the Warrant Indenture, may amend or supplement the Warrant Indenture for certain purposes. Certain amendments or supplements to the Warrant Indenture may only be made by “extraordinary resolution”, which is defined in the Warrant Indenture as a resolution either (1) passed at a meeting of the holders of Warrants at which there are holders of Warrants present in person or represented by proxy representing at least 25% of the aggregate number of the then outstanding Warrants and passed by the affirmative vote of holders of Warrants representing not less than 66⅔% of the aggregate number of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution or (2) adopted by an instrument in writing signed by the holders of Warrants representing not less than 66⅔% of the aggregate number of all the then outstanding Warrants.

The Warrants are not and will not be listed for trading on any stock exchange or market quotation system.

The foregoing summary of certain provisions of the Warrant Indenture contains all of the material attributes and characteristics of the Warrants but does not purport to be complete and is qualified in its entirety by reference to the provisions of the Warrant Indenture. A copy of the Warrant Indenture is filed as Exhibit 1.2 to this Amended Form 8-K and is incorporated herein by reference, and the description of the terms of the Warrant Indenture is qualified in its entirety by reference to such Exhibit.

This Amended Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States or to U.S. persons absent registration under the U.S. Securities Act and all applicable state securities laws or an applicable exemption from such registration requirements.

Item 3.02 Unregistered Sales of Equity Securities

The information provided under Item 1.01 of this Amended Form 8-K is incorporated by reference into this Item 3.02.

The Units, the Unit Shares, the Warrants and the Warrant Shares have not been and will not be registered under the U.S. Securities Act or any state securities laws, and the Units, the Offered Shares and the Warrants may not be offered, sold or delivered, directly or indirectly, to, or for the account or benefit of, persons in the United States or U.S. persons, except in transactions exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The Underwriters agreed that, except as permitted by the Underwriting Agreement and as expressly permitted by applicable United States federal and state securities laws, they would not offer or sell any of the Units, the Offered Shares or the Warrants to, or for the account or benefit of, persons in the United States or U.S. persons. The Underwriting Agreement permitted the Underwriters to offer the Units, the Offered Shares and the Warrants outside the United States to non-U.S. persons in compliance with Regulation S under the U.S. Securities Act. The Underwriting Agreement also permitted the Underwriters, through U.S. registered broker-dealers, to offer and resell the Units, the Offered Shares and the Warrants to, or for the account or benefit of, persons in the United States and U.S. persons where such persons were “qualified institutional buyers”, as such term is defined in Rule 144A under the U.S. Securities Act, in compliance with Rule 144A under the U.S. Securities Act and applicable state securities laws. The Underwriting Agreement also permitted the Underwriters, through U.S. registered broker-dealers, to offer the Units, the Offered Shares and the Warrants to, or for the account or benefit of, persons in the United States and U.S. persons to whom the Corporation would sell such securities directly as substituted purchasers where such persons were institutional “accredited investors” that satisfied one of the criteria set forth in Rule 501(a)(1), (2), (3) or (7) (“U.S. Institutional Accredited Investors”), in compliance with Rule 506(b) of Regulation D under the U.S. Securities Act and applicable state securities laws.  The Underwriters advised the Company that no sales of Units were made to, or for the account or benefit of, persons in the United States or U.S. persons pursuant to the Offering.

The Underwriters agreed that, except in certain transactions exempt from the registration requirements of the U.S. Securities Act, they would not offer or sell the Units, the Offered Shares and the Warrants to, or for the account or benefit of, persons in the United States or U.S. persons (i) as part of their distribution, or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing (or the date of closing of the Over-Allotment Option, if any) (the “distribution compliance period”) unless an exemption from registration under the U.S. Securities Act is available. The Underwriters further agreed that all offers and sales of the Units, the Offered Shares and the Warrants during the distribution compliance period would be made in compliance with Rule 903 or 904 of Regulation S under the U.S. Securities Act or an exemption from registration under the U.S. Securities Act. Each Underwriter and any other distributor selling Units, the Offered Shares and the Warrants (or over-allotment Units, the Offered Shares and the Warrants) in the Offering to a distributor, to a dealer, as defined in section 2(a)(12) of the U.S. Securities Act, or to a person receiving a selling concession, fee or other remuneration in respect of the securities sold, prior to the expiration of a 40-day distribution compliance period following the closing of this Offering, must send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

The Warrants will not be exercisable by, or on behalf of, a person in the United States or a U.S. person, nor will certificates representing the Warrant Shares issuable upon exercise of the Warrants be registered or delivered to an address in the United States, unless an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws is available and the Company has received an opinion of counsel of recognized standing to such effect in form and substance satisfactory to the Company. The Warrant Shares issuable upon exercise of the Warrants issued to, or for the account or benefit of, persons in the United States or U.S. persons will be “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act.

This Amended Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States or to U.S. persons absent registration under the U.S. Securities Act and all applicable state securities laws or an applicable exemption from such registration requirements.

Item 3.03 Material Modification to Rights of Security Holders

The information provided under Item 1.01 and Item 3.02 of this Amended Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 25, 2014, between Tribute Pharmaceuticals Canada Inc. and Dundee Securities Ltd. and Mackie Research Capital Corporation *
1.2	Warrant Indenture, dated July 15, 2014, between Tribute Pharmaceuticals Canada Inc. and Equity Financial Trust Company

*  Filed as Exhibit 1.1 to the Original Form 8-K filed with the Commission on June 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2014	TRIBUTE PHARMACEUTICALS CANADA INC.

By: /s/ Scott Langille
Name: Scott Langille

Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 25, 2014, between Tribute Pharmaceuticals Canada Inc. and Dundee Securities Ltd. and Mackie Research Capital Corporation *
1.2	Warrant Indenture, dated July 15, 2014, between Tribute Pharmaceuticals Canada Inc. and Equity Financial Trust Company

*  Filed as Exhibit 1.1 to the Original Form 8-K filed with the Commission on June 27, 2014.